UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 14, 2002


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                     1-13754                     04-3263626
(State or other jurisdic-    (Commission File Number)      (I.R.S. Employer I.D.
  tion of Incorporation)                                         Number)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (508) 855-1000
                                 --------------
               (Registrant's Telephone Number including area code)



                                Page 1 of 4 pages
                             Exhibit Index on page 4



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Item 9.  Regulation FD Disclosure


     On August  14,  2002,  the  Principal  Executive  Officer,
John F. O'Brien, and the Principal Financial Officer, Edward J. Parry III, of Allmerica Financial Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of of these statements are attached hereto as Exhibits.

     In addition,  the Company filed Certifications  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Form 10-Q for the period ended June 30, 2002, filed August 14, 2002. These were filed as Exhibits 99.1 and 99.2 of Form 10-Q.

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SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Allmerica Financial Corporation
                                         -------------------------------
                                         Registrant

                                     By: /s/ Edward J. Parry III
                                         --------------------------------
                                         Edward J. Parry III
                                         Vice President, Chief Financial Officer
                                         and Principal Accounting Officer


Date: August 14, 2002



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Exhibit Index

Exhibit 99.1: Statement Under Oath of Principal Executive Officer dated
              August 14, 2002

Exhibit 99.2: Statement Under Oath of Principal Financial Officer dated
              August 14, 2002


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